                                                                    EXHIBIT 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                October 31, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:   FLORSHEIM GROUP INC.                      CASE NO.       02 B 08209


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN:                                          9/30/2003          10/31/2003
                                                         --------------      --------------
   BT Commercial Concentration                           $        -          $        -

   Associated Bank                                            66,987.00           65,389.02

   BT Commercial Escrow                                      144,008.24          144,008.24

   Shaw Gussis Fishman Glantz Wolfman &
      Towbin LLC - Preference Account                        100,545.55          100,607.02

   Shaw Gussis Fishman Glantz Wolfman &
      Towbin LLC - Preference Account II                     163,222.23          138,266.95
                                                         --------------      --------------
   TOTAL                                                 $   474,763.02      $   448,271.23
                                                         ==============      ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - OCTOBER 31, 2003




                                                  BT COMMERCIAL
   DATE                                          CONCENTRATION  1)
   ----                                          -------------
 10/1/2003                                      $          -
 10/2/2003                                                 -
 10/3/2003                                                 -
 10/4/2003                                                 -
 10/5/2003                                                 -
 10/6/2003                                                 -
 10/7/2003                                                 -
 10/8/2003                                                 -
 10/9/2003                                                 -
10/10/2003                                                 -
10/11/2003                                                 -
10/12/2003                                                 -
10/13/2003                                                 -
10/14/2003                                                 -
10/15/2003                                                 -
10/16/2003                                                 -
10/17/2003                                                 -
10/18/2003                                                 -
10/19/2003                                                 -
10/20/2003                                                 -
10/21/2003                                                 -
10/22/2003                                                 -
10/23/2003                                                 -
10/24/2003                                                 -
10/25/2003                                                 -
10/26/2003                                                 -
10/27/2003                                                 -
10/28/2003                                                 -
10/29/2003                                                 -
10/30/2003                                                 -
10/31/2003                                                 -
                                                ---------------
TOTAL RECEIPTS                                  $          -
                                                ===============






         NOTES:


         1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - OCTOBER 31, 2003



    DATE                                                ASSOCIATED BANK
    ----                                                ---------------
  10/1/2003                                              $      -
  10/2/2003                                                     -
  10/3/2003                                                     -
  10/4/2003                                                     -
  10/5/2003                                                     -
  10/6/2003                                                     -
  10/7/2003                                                  113.64 1)
  10/8/2003                                                   25.00 2)
  10/9/2003                                                  719.28 3)
 10/10/2003                                                     -
 10/11/2003                                                     -
 10/12/2003                                                     -
 10/13/2003                                                     -
 10/14/2003                                                     -
 10/15/2003                                                  170.52 3)
 10/16/2003                                                     -
 10/17/2003                                                     -
 10/18/2003                                                     -
 10/19/2003                                                     -
 10/20/2003                                                     -
 10/21/2003                                                     -
 10/22/2003                                                     -
 10/23/2003                                                     -
 10/24/2003                                                     -
 10/25/2003                                                     -
 10/26/2003                                                     -
 10/27/2003                                                     -
 10/28/2003                                                     -
 10/29/2003                                                     -
 10/30/2003                                                     -
 10/31/2003                                                     -
                                                         ----------
TOTAL RECEIPTS                                           $ 1,028.44
                                                         ==========


      NOTES:
      1)  Vendor refund.
      2)  Restitution payment.
      3)  Proceeds from accounts receivable previously written off.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - OCTOBER 31, 2003


                                                                BT COMMERCIAL
      DATE                                                         ESCROW
      ----                                                         ------
   10/1/2003                                                     $    -
   10/2/2003                                                          -
   10/3/2003                                                          -
   10/4/2003                                                          -
   10/5/2003                                                          -
   10/6/2003                                                          -
   10/7/2003                                                          -
   10/8/2003                                                          -
   10/9/2003                                                          -
  10/10/2003                                                          -
  10/11/2003                                                          -
  10/12/2003                                                          -
  10/13/2003                                                          -
  10/14/2003                                                          -
  10/15/2003                                                          -
  10/16/2003                                                          -
  10/17/2003                                                          -
  10/18/2003                                                          -
  10/19/2003                                                          -
  10/20/2003                                                          -
  10/21/2003                                                          -
  10/22/2003                                                          -
  10/23/2003                                                          -
  10/24/2003                                                          -
  10/25/2003                                                          -
  10/26/2003                                                          -
  10/27/2003                                                          -
  10/28/2003                                                          -
  10/29/2003                                                          -
  10/30/2003                                                          -
  10/31/2003                                                          -
                                                               ------------
TOTAL RECEIPTS                                                   $    -
                                                               ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - OCTOBER 31, 2003


                                                        SHAW GUSSIS
      DATE                                            PREFERENCE ACCT.
      ----                                            ----------------
   10/1/2003                                           $       -
   10/2/2003                                                   -
   10/3/2003                                                   -
   10/4/2003                                                   -
   10/5/2003                                               61.47 1)
   10/6/2003                                                   -
   10/7/2003                                                   -
   10/8/2003                                                   -
   10/9/2003                                                   -
  10/10/2003                                                   -
  10/11/2003                                                   -
  10/12/2003                                                   -
  10/13/2003                                                   -
  10/14/2003                                                   -
  10/15/2003                                                   -
  10/16/2003                                                   -
  10/17/2003                                                   -
  10/18/2003                                                   -
  10/19/2003                                                   -
  10/20/2003                                                   -
  10/21/2003                                                   -
  10/22/2003                                                   -
  10/23/2003                                                   -
  10/24/2003                                                   -
  10/25/2003                                                   -
  10/26/2003                                                   -
  10/27/2003                                                   -
  10/28/2003                                                   -
  10/29/2003                                                   -
  10/30/2003                                                   -
  10/31/2003                                                   -
                                                       ---------
TOTAL RECEIPTS                                         $   61.47
                                                       =========


     1)  Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - OCTOBER 31, 2003

                                                            SHAW GUSSIS
     DATE                                                PREFERENCE ACCT.II
     ----                                                ------------------
  10/1/2003                                             $     4,000.00 1)
  10/2/2003                                                       -
  10/3/2003                                                       -
  10/4/2003                                                       -
  10/5/2003                                                       -
  10/6/2003                                                   6,250.00 1)
  10/7/2003                                                       -
  10/8/2003                                                       -
  10/9/2003                                                       -
 10/10/2003                                                       -
 10/11/2003                                                       -
 10/12/2003                                                       -
 10/13/2003                                                       -
 10/14/2003                                                       -
 10/15/2003                                                       -
 10/16/2003                                                       -
 10/17/2003                                                       -
 10/18/2003                                                       -
 10/19/2003                                                       -
 10/20/2003                                                       -
 10/21/2003                                                       -
 10/22/2003                                                       -
 10/23/2003                                                       -
 10/24/2003                                                       -
 10/25/2003                                                       -
 10/26/2003                                                       -
 10/27/2003                                                       -
 10/28/2003                                                       -
 10/29/2003                                                       -
 10/30/2003                                                       -
 10/31/2003
                                                        --------------
TOTAL RECEIPTS                                          $    10,250.00
                                                        ==============



       1)  Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - OCTOBER 31, 2003




                                                                      BT COMMERCIAL
FLORSHEIM GROUP INC.                                                  CONCENTRATION
                                                                      -------------
        PAYMENTS
        Transfer to Loan Account                                        $       -



                                                                        -----------
        Total                                                           $       -
                                                                        ===========


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - OCTOBER 31, 2003





FLORSHEIM GROUP INC.                                                                      ASSOCIATED BANK
                                                                                          ---------------

       DATE             CHECK NUMBER                PAYMENTS
       ----             ------------                --------
    10/9/2003               1195               F. Terrence Blanchard                        $ 1,822.00
    10/9/2003               1196               FagelhaberLLC                                    350.00
   10/17/2003               1197               BP Trucking                                      267.44
   10/24/2003               1198               Benjamin Alvendia                                150.00
   10/24/2003               1199               Prudential Securities                             36.98
                                                                                            ----------
          Total                                                                             $ 2,626.42
                                                                                            ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - OCTOBER 31, 2003




                                                                BT COMMERCIAL
                                                                   ESCROW
                                                                   ------
DATE   PAYMENTS
----   --------
       None                                                       $    -
                                                                  ---------
       Total                                                      $    -
                                                                  =========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                OCTOBER 31, 2003



                                                            SHAW GUSSIS
                                                        PREFERENCE ACCOUNT
                                                        ------------------
DATE     PAYMENTS
----     --------
         None                                              $         -

                                                           -------------
                                                           $         -
                                                           =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                OCTOBER 31, 2003



                                                                                     SHAW GUSSIS
                                                                                 PREFERENCE ACCOUNT II
                                                                                 ---------------------
    DATE        PAYMENTS
    ----        --------
 10/10/2003     Shaw Gussis Fishman Glantz Wolfson & Towbin                        $   10,819.52
 10/10/2003     F. Terrence Blanchard                                                   3,150.00
 10/10/2003     Iron Mountain                                                             269.94
 10/13/2003     Leslie T Welsh Inc.                                                     1,486.17
 10/23/2003     Logan & Company                                                           828.56
 10/30/2003     Mark Tunewicz                                                           5,000.00
 10/31/2003     Shaw Gussis Fishman Glantz Wolfson & Towbin                            13,650.39


                                                                                   -------------
                                                                                   $   35,204.58
                                                                                   =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                OCTOBER 31, 2003


BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                                                     POST-PETITION
                                                                                          LOAN
     DATE                            PAYMENTS                     BORROWINGS             BALANCE
   --------                       --------------               ----------------       -------------
 OPENING BALANCE                                                                      $7,101,059.88
  10/1/2003                         $        -                   $          -          7,101,059.88
  10/2/2003                                  -                              -          7,101,059.88
  10/3/2003                                  -                              -          7,101,059.88
  10/4/2003                                  -                              -          7,101,059.88
  10/5/2003                                  -                              -          7,101,059.88
  10/6/2003                                  -                              -          7,101,059.88
  10/7/2003                                  -                              -          7,101,059.88
  10/8/2003                                  -                              -          7,101,059.88
  10/9/2003                                  -                              -          7,101,059.88
 10/10/2003                                  -                              -          7,101,059.88
 10/11/2003                                  -                              -          7,101,059.88
 10/12/2003                                  -                              -          7,101,059.88
 10/13/2003                                  -                              -          7,101,059.88
 10/14/2003                                  -                              -          7,101,059.88
 10/15/2003                                  -                              -          7,101,059.88
 10/16/2003                                  -                              -          7,101,059.88
 10/17/2003                                  -                              -          7,101,059.88
 10/18/2003                                  -                              -          7,101,059.88
 10/19/2003                                  -                              -          7,101,059.88
 10/20/2003                                  -                              -          7,101,059.88
 10/21/2003                                  -                              -          7,101,059.88
 10/22/2003                                  -                              -          7,101,059.88
 10/23/2003                                  -                              -          7,101,059.88
 10/24/2003                                  -                              -          7,101,059.88
 10/25/2003                                  -                              -          7,101,059.88
 10/26/2003                                  -                              -          7,101,059.88
 10/27/2003                                  -                              -          7,101,059.88
 10/28/2003                                  -                              -          7,101,059.88
 10/29/2003                                  -                              -          7,101,059.88
 10/30/2003                                  -                              -          7,101,059.88
 10/31/2003                                  -                              -         $7,101,059.88
                                  --------------               ----------------
Total                               $        -                   $          -
                                  ==============               ================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:    FLORSHEIM GROUP INC.                      CASE NO.      02 B 08209


                          STATEMENT OF AGED RECEIVABLES

                      FOR THE MONTH ENDED OCTOBER 31, 2003


ACCOUNTS RECEIVABLE:
                   Beginning of Month Balance                 $ 356,447
                                                              ---------
                   Add: Sales on Account                              -
                                                              ---------
                   Less: Collections                                  -
                                                              ---------
                   Adjustments                                        -
                                                              ---------
                   End of the Month Balance                   $ 356,447
                                                              =========

        Note - All accounts receivable are fully reserved.

               0-30                31-60                   61-90               OVER 90           END OF MONTH
               DAYS                 DAYS                    DAYS                DAYS                 TOTAL
           ------------         ------------            ------------        ------------         ------------
           $         -          $         -             $         -         $   356,447          $   356,447
           ============         ============            ============        ============         ============



                    ACCOUNTS PAYABLE AGING - OCTOBER 31, 2003

               0-30                31-60                   61-90               Over 90            End of Month
               Days                 Days                    Days                Days                 Total
           ------------         ------------            ------------        ------------         ------------
Wholesale  $     21,715         $      1,161            $   (26,138)        $   723,139          $   719,877

Retail               -                    -                      -               75,979               75,979

           ------------         ------------            ------------        ------------         ------------
Total      $     21,715         $      1,161            $   (26,138)        $   799,118          $   795,856
           ============         ============            ============        ============         ============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      FLORSHEIM GROUP INC.           CASE NO.               02 B 08209


                                TAX QUESTIONNAIRE

                        FOR MONTH ENDING OCTOBER 31, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

             1. Federal Income Taxes                    Yes (x)        No (  )
             2. FICA withholdings                       Yes (x)        No (  )
             3. Employee's withholdings                 Yes (x)        No (  )
             4. Employer's FICA                         Yes (x)        No (  )
             5. Federal Unemployment Taxes              Yes (x)        No (  )
             6. State Income Taxes                      Yes (x)        No (  )
             7. State Employee withholdings             Yes (x)        No (  )
             8. All other state taxes                   Yes (x)        No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                       /s/ F. Terrence Blanchard
                                       -----------------------------------------
                                       For the Debtor In Possession (Trustee)



                                       Print or type name and capacity of person signing this Declaration:

                                       F. Terrence Blanchard
                                       -----------------------------------------
                                       President and Chief Financial Officer
                                       Florsheim Group Inc.
DATED:  November 17, 2003